Rule 497(e)
                                                             File Nos. 333-09217
                                                                       811-07735


                               Orchard Series Fund

                      Supplement dated December 17, 2002 to
                          Prospectus dated May 1, 2002

        Orchard DJIASM Index Fund       Orchard Nasdaq-100 Index(R)Fund
        Orchard S&P 500 Index(R)Fund    Orchard Index 600 Fund



Barclays Global Fund Advisors ("Barclays") currently serves as sub-adviser to the Orchard DJIASM Index, Orchard Nasdaq-100 Index(R), Orchard S&P 500 Index(R), and Orchard Index 600 Funds (the "Equity Index Funds"). Barclays has given notice to Orchard Series Fund ("Orchard") and GW Capital Management, LLC, ("GW Capital"), Orchard's investment adviser, of its intention to resign as sub-adviser to the Equity Index Funds in the first quarter of 2003. Barclays will continue to provide all sub-advisory services for the Equity Index Funds until such time as a replacement sub-adviser has been selected and all necessary arrangements have been made to transition the sub-advisory services. At this time, Orchard and GW Capital are engaged in the selection process for a replacement sub-adviser for the Equity Index Funds.


            This supplement should be retained for future reference.